Date Landstar System, Inc. Earnings Conference Call 2Q 2026 Exhibit 99.2

Forward-Looking Statements Disclaimer The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995. Statements made in this slide presentation that are not based on historical facts are “forward-looking statements.” This presentation may make certain statements containing forward-looking statements, such as statements which relate to Landstar’s business objectives, plans, strategies and expectations. Such statements are by nature subject to uncertainties and risks, including but not limited to: the operational, financial or legal risks or uncertainties detailed in Landstar’s Form 10-K for the 2025 fiscal year, described in the section Risk Factors, and other SEC filings from time to time. These risks and uncertainties could cause actual results or events to differ materially from historical results or those anticipated. Investors should not place undue reliance on such forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. 2Q 2026

In this slide presentation, the Company provides the following information that may be deemed a non-GAAP financial measure: variable contribution, variable contribution margin and operating income as a percentage of variable contribution. Management believes variable contribution and variable contribution margin are useful measures of the variable costs that we incur at a shipment-by-shipment level attributable to our transportation network of third-party capacity providers and independent agents in order to provide services to our customers. Management believes that operating income as a percentage of variable contribution is a useful measure as: (i) variable costs of revenue for a significant portion of the Company’s business are highly influenced by short-term market-based trends in the freight transportation industry, whereas other costs, including other costs of revenue, are much less impacted by short-term freight market trends; and (ii) this measure is meaningful to investors’ evaluations of the Company’s management of costs attributable to operations other than the purely variable costs associated with purchased transportation and commissions to agents that the Company incurs to provide services to our customers. Management also believes that it is appropriate to present each of the financial measures that may be deemed a non-GAAP financial measure, as referred to above, for the following reasons: (1) disclosure of these matters will allow investors to better understand the underlying trends in the Company’s financial condition and results of operations; (2) this information will facilitate comparisons by investors of the Company’s results as compared to the results of peer companies; and (3) management considers this financial information in its decision making. A tabulation of the expenses identified as costs of revenue as well as a reconciliation of gross profit to variable contribution and gross profit margin to variable contribution margin for the 2026 and 2025 second quarters and year-to-date periods is included in this slide presentation within the Appendix. Non-GAAP Financial Measures 2Q 2026

Frank Lonegro Chief Executive Officer 2Q 2026 Executive Summary

Slide header CEO Perspective R E S U L T S Dollars in Millions (except per share amounts) H I G H L I G H T S 2Q revenue performance Both truck volumes and truck revenue per load outpaced normal seasonal patterns Truck capacity Net 68 BCO truck count additions in Q2; best performance since 1Q 2022 Strong balance sheet Returned approximately $120 million in capital back to shareholders during the 2026 first half Investing through the cycle Supporting our network of entrepreneurs with continued investment in trailing equipment and technology, including AI Metric 2Q 2026 2Q 2025 Chg. Revenue $ 1,432.3 $ 1,211.4 18.2% Operating Income $ 66.2 $ 56.3 17.7% Earnings per Share $ 1.44 $ 1.20 20.0%

Frank Lonegro Chief Executive Officer 2Q 2026 Network and Capacity

Slide header $1.33B Truck Revenue 510K Truck Loadings $2,614 Truck Revenue per Load 457 Million $ Agents* 8,544 BCO Trucks 64,607 Carriers 17,200+ Trailers 0.62 DOT Accidents per Million Miles** * Based on 2025 fiscal year ** Based on 2Q 2026 YTD; See definition of DOT Accidents within the Appendix 2Q R E S U L T S L A N D S T A R N E T W O R K Agents ~990 Customers 20,000+ Capacity 72,000+ Employees ~1,300 Landstar Network and 2Q Truckload Operating Results

Slide header Active refers to Truck Brokerage Carriers who moved at least one load in the 180 days immediately preceding the fiscal quarter end. Note: Fuel surcharges billed to customers on freight hauled by BCO Independent Contractors, which are paid 100% to the BCO and not included in either revenue or the cost of purchased transportation, were $164.5 million and $110.8 million in the 2026 and 2025 year-to-date periods, respectively, and $104.1million and $ 56.6 million in the 2026 and 2025 second quarters, respectively. A V A I L A B L E T R U C K C A P A C I T Y P R O V I D E R S Type of Capacity Jun 27, 2026 Mar 28, 2026 Dec 27, 2025 Jun 28, 2025 BCO Independent Contractors 7,719 7,663 7,712 7,844 Truck Brokerage Carriers Approved and Active (1) 37,656 37,647 36,852 41,842 Other Approved 26,951 27,420 25,938 27,672 Total Truck Brokerage Carriers 64,607 65,067 62,790 69,514 Total Available Truck Capacity Providers 72,326 72,730 70,502 77,358 Trucks Provided by BCO Independent Contractors 8,544 8,476 8,514 8,611 Truck Capacity All information is provided as of the end of the applicable period

Jim Todd Chief Financial Officer 2Q 2026 Financial Results

Slide header Revenue Source Rate (1) Vol. (2) Chg. Truck 17.0% 1.9% 19.3% Rail Intermodal 15.7% 9.0% 26.0% Ocean/Air 1.8% (3.8%)) (2.1%) Insurance Premiums N/A N/A (1.3%) Total Revenue — — 18.2% R E S U L T S V A R I A N C E Percentage change in rate is calculated on a revenue per load basis. Percentage change in volume is calculated on the number of loads hauled. Revenue Dollars in Millions

Slide header Revenue Share Y-O-Y Change 2Q 2026 2Q 2025 Market Segment in Revenue 28.3 27.0 Consumer Durables 24 15.0 15.1 Machinery 17 9.6 9.1 Building Products 24 8.2 9.2 Automotive 5 7.7 7.9 Electrical 16 6.8 8.2 AA&E, Hazmat (2) 5.1 5.1 Metals 18 4.3 2.9 Energy 76 1.3 1.6 Substitute Line Haul (7) 13.7 13.9 Other 18 Transportation logistics revenue up 18% Y-O-Y Revenue Variances by Industry Served with Revenue Share Indicated Amounts in Percent

Slide header Gross Profit Variable Contribution Amounts in % 2Q 2025 14.1 Revenue – Fixed (3) (0.2) Revenue – Variable 0.0 Change in Mix/Other 0.0 2026 13.9 C H A N G E I N V C M A R G I N Gross profit equals revenue less the cost of purchased transportation, commissions to agents and other costs of revenue. Gross profit margin equals gross profit divided by revenue. Variable contribution (VC) equals revenue less the cost of purchased transportation and commissions to agents. Variable contribution margin equals VC divided by revenue. Revenue on transactions where the Company’s variable contribution margin was based on a contractually pre-determined percentage of revenue accounted for 44% and 43% of revenue in the 2026 and 2025 second quarters, respectively. R E S U L T S 9.2% 9.0% 13.9% 14.1% Gross Profit (1) and Variable Contribution (2) with Associated Margins Dollars in Millions

Slide header Operating Income Percentage of Gross Profit Variable Contribution C H A N G E I N P E R C E N T A G E of Variable Contribution R E S U L T S Amounts in % 2Q 2025 33.0) Other operating costs 2.5 Depreciation and amortization 1.9 SG&A (1.5) Insurance and claims (2.7) 2026 33.2) Operating Income as a Percentage of Gross Profit and Variable Contribution Dollars in Millions

Slide header Return Type Jun 27, 2026 Jun 28, 2025 Equity 16% 17% Invested Capital 14% 16% Assets 8% 10% N E T C A S H (1) with Debt to Capital (2) as of date indicated S O U R C E S / U S E S O F C A S H Year-to-date as of date indicated Cash Flow Type 2Q 2026 2Q 2025 Cash flow from operations $ 27.8 $ 62.8 Capital expenditures $ 8.7 $ 4.4 Free cash flow (3) $ 19.1 $ 58.4 Share repurchases $ 24.1 $ 102.3 Dividends paid $ 95.3 $ 97.2 R E T U R N S Trailing 12 months as of date indicated Net cash is defined as cash and cash equivalents of $294.4 million plus short term investments of $53.4 million less outstanding debt of $66.8 million as of June 27, 2026. As of June 28, 2025, net cash was cash and cash equivalents of $359.2 million plus short term investments of $66.9 million less outstanding debt of $85.4 million. Capital is defined as total debt plus total shareholders’ equity. Free cash flow is defined as cash flow from operations less cash capital expenditures. 7% 9% Key Balance Sheet and Cash Flow Statistics Dollars in Millions

Frank Lonegro Chief Executive Officer 2Q 2026 Closing Remarks

Slide header Current Market Update and Historical Trends Ü Current Market Update - July business activity: – Truck Loads: July approximately 5% above July 2025 – Slightly above typical June to July month-to-month historical trends – Truck Revenue per Load: July approximately 26% above July 2025 – Above typical June to July month-to-month historical trends Historical Trends - Pre-pandemic historical seasonality patterns would normally yield: – Truck Revenue: Approximately equal from 2Q to 3Q – Truck Loads: Slight decrease 2Q to 3Q – Truck Revenue per Load: Slight increase 2Q to 3Q

2Q 2026 Appendix

Slide header Revenue Breakdown by Service Type P E R C E N T A G E O F R E V E N U E 2Q 2 0 2 6 by Service Type LTL — 2% T R U C K L O A D Van — 50%, Unsided/Platform — 34% OTHER TRUCK — 7% T R U C K T R A N S P O R T A T I O N RAIL INTERMODAL — 2% OCEAN / AIR CARGO — 3% CHANGE IN SHARE SINCE 2Q 2025 Van Equipment Unsided/ Platform Equipment LTL Other Truck Transportation Rail Intermodal Ocean/ Air cargo All Other 49% Ü 50% 33% Ü 34% 2% Ü 2% 8% Ü 7% 2% Ü 2% 4% Ü 3% 2% Ü 1% ALL OTHER — 1%

Slide header Truckload Loadings and Revenue per Truckload Trends U N S I D E D / P L A T F O R M V A N NUMBER OF LOADS REVENUE PER LOAD NUMBER OF LOADS REVENUE PER LOAD

Slide header Revenue – Year-to-Date Dollars in Millions Revenue Source Rate (1) Vol. (2) Chg. Truck 11.6% (0.2%) 11.5% Rail Intermodal 10.1% 8.2% 19.1% Ocean/Air 0.2% (16.2%)) (16.1%) Insurance Premiums N/A N/A (2.3%) Total Revenue — — 10.1% R E S U L T S V A R I A N C E Percentage change in rate is calculated on a revenue per load basis. Percentage change in volume is calculated on the number of loads hauled.

Slide header Gross Profit and Variable Contribution – Year-to-Date with Associated Margins Dollars in Millions Gross Profit Variable Contribution Amounts in % 2Q YTD 2025 14.0 Change in Mix/ Other 0.4 Revenue – Variable 0.0 Revenue – Fixed (1) (0.1) 2026 14.3 C H A N G E I N V C M A R G I N Revenue on transactions where the Company’s variable contribution margin was based on a contractually pre-determined percentage of revenue accounted for 44% and 43% of revenue in the 2026 and 2025 year-to-date periods, respectively. R E S U L T S 9.4% 8.8% 14.3% 14.0%

Slide header Operating Income – Year-to-Date as a Percentage of Gross Profit and Variable Contribution Dollars in Millions Operating Income Percentage of Gross Profit Variable Contribution C H A N G E I N P E R C E N T A G E of Variable Contribution R E S U L T S Amounts in % 2Q YTD 2025 28.8) Depreciation and amortization 1.7 Other operating costs 0.7 SG&A 0.6 Insurance and claims 0.4 2026 32.2)

Slide header Reconciliation of Gross Profit to Variable Contribution Dollars in Thousands Includes costs of revenue incurred related to internally developed software including ASC 350-40 amortization, implementation costs, hosting costs and other support costs utilized to support the Company’s independent commission sales agents, third party capacity providers, and customers, included as a portion of depreciation and amortization and of selling, general and administrative in the Company's Consolidated Statements of Income. Primarily includes (i) insurance premiums paid for commercial auto liability, general liability, cargo and other lines of coverage related to the transportation of freight; (ii) the related cost of claims incurred under those programs; and (iii) brokerage commissions and other fees incurred relating to the administration of insurance programs available to BCO Independent Contractors that are reinsured by the Company, which are included in selling, general and administrative in the Company’s Consolidated Statements of Income. 2010 2011 2009 % Proj % Plan % External Revenue #REF! #REF! #REF! Purchased Transportation 0 #REF! 0 #REF! #REF! #REF! Commissions to Agents 0 #REF! 0 #REF! #REF! #REF! Net Revenue #REF! #REF! #REF! #REF! #REF! #REF! Investment Income 0 #REF! #VALUE! #VALUE! #REF! 1.1% Other Operating Costs #REF! #REF! #REF! #REF! #REF! #REF! Insurance Expense #REF! #REF! #REF! #REF! #REF! #REF! SG&A #REF! #REF! #REF! #REF! #REF! #REF! Depreciation and Amortization #REF! #REF! #REF! #REF! #REF! #REF! Operating Income #REF! #REF! #REF! #REF! #REF! #REF! Interest and Debt Expense #REF! #REF! #REF! Income Before Income Taxes #REF! #REF! #REF! Income Taxes #REF! #REF! #REF! Net Income #REF! #REF! #REF! Diluted Earnings per Share Shares Diluted Earnings per Share % of 2013 % of 2013 % of Twenty-Six Weeks Ended Thirteen Weeks Ended June 27, June 28, June 27, June 28, 2026 2025 2026 2025 2012 Rev/GP Plan Rev/GP Proj Rev/GP Revenue $2,603,555 $2,363,885 $1,432,264 $1,211,383 External Revenue #REF! #REF! #REF! Costs of revenue: Purchased Transportation #REF! #REF! #REF! #REF! #REF! #REF! Purchased transportation 2,030,397 1,839,289 1,123,400 ,941,411 Commissions to agents ,201,578 ,192,836 ,109,435 99,522 Variable costs of revenue 2,231,975 2,032,125 1,232,835 1,040,933 Interest and Debt Expense #REF! #REF! #REF! Income Before Income Taxes #REF! #REF! #REF! Trailing equipment depreciation 12,619 13,844 6,351 6,867 Information technology costs (1) 5,683 7,609 3,080 3,934 Insurance-related costs (2) 75,654 71,317 39,716 30,793 Income Taxes #REF! #REF! #REF! Other operating costs 32,745 31,424 17,945 19,595 Other costs of revenue ,126,701 ,124,194 67,092 61,189 Total costs of revenue 2,358,676 2,156,319 1,299,927 1,102,122 Gross profit $,244,879 $,207,566 $,132,337 $,109,261 Gross profit margin 9.4% 8.8% 9.2% 9.2% Plus: other costs of revenue ,126,701 ,124,194 67,092 61,189 Variable contribution $,371,580 $,331,760 $,199,429 $,170,450 Variable contribution margin 0.14299999999999999 0.14034523676067151 0.13900000000000001 0.14070694404659798 (1) Includes costs of revenue incurred related to internally developed software including ASC 350-40 amortization, implementation costs, hosting costs and other support costs utilized to support the Company’s independent commission sales agents, third party capacity providers, and customers, included as a portion of depreciation and amortization and of selling, general and administrative in the Company's Consolidated Statements of Income. (2) Primarily includes (i) insurance premiums paid for commercial auto liability, general liability, cargo and other lines of coverage related to the transportation of freight; (ii) the related cost of claims incurred under those programs; and (iii) brokerage commissions and other fees incurred relating to the administration of insurance programs available to BCO Independent Contractors that are reinsured by the Company, which are included in selling, general and administrative in the Company’s Consolidated Statements of Income. 2010 2011 2009 % Proj % Plan % External Revenue #REF! #REF! #REF! Purchased Transportation 0 #REF! 0 #REF! #REF! #REF! Commissions to Agents 0 #REF! 0 #REF! #REF! #REF! Net Revenue #REF! #REF! #REF! #REF! #REF! #REF! Investment Income 0 #REF! #VALUE! #VALUE! #REF! 1.1% Other Operating Costs #REF! #REF! #REF! #REF! #REF! #REF! Insurance Expense #REF! #REF! #REF! #REF! #REF! #REF! SG&A #REF! #REF! #REF! #REF! #REF! #REF! Depreciation and Amortization #REF! #REF! #REF! #REF! #REF! #REF! Operating Income #REF! #REF! #REF! #REF! #REF! #REF! Interest and Debt Expense #REF! #REF! #REF! Income Before Income Taxes #REF! #REF! #REF! Income Taxes #REF! #REF! #REF! Net Income #REF! #REF! #REF! Diluted Earnings per Share Shares Diluted Earnings per Share % of 2013 % of 2013 % of Twenty-Six Weeks Ended Thirteen Weeks Ended June 27, June 28, June 27, June 28, 2026 2025 2026 2025 2012 Rev/GP Plan Rev/GP Proj Rev/GP Revenue $2,603,555 $2,363,885 $1,432,264 $1,211,383 External Revenue #REF! #REF! #REF! Costs of revenue: Purchased Transportation #REF! #REF! #REF! #REF! #REF! #REF! Purchased transportation 2,030,397 1,839,289 1,123,400 ,941,411 Commissions to agents ,201,578 ,192,836 ,109,435 99,522 Variable costs of revenue 2,231,975 2,032,125 1,232,835 1,040,933 Interest and Debt Expense #REF! #REF! #REF! Income Before Income Taxes #REF! #REF! #REF! Trailing equipment depreciation 12,619 13,844 6,351 6,867 Information technology costs (1) 5,683 7,609 3,080 3,934 Insurance-related costs (2) 75,654 71,317 39,716 30,793 Income Taxes #REF! #REF! #REF! Other operating costs 32,745 31,424 17,945 19,595 Other costs of revenue ,126,701 ,124,194 67,092 61,189 Total costs of revenue 2,358,676 2,156,319 1,299,927 1,102,122 Gross profit $,244,879 $,207,566 $,132,337 $,109,261 Gross profit margin 9.4% 8.8% 9.2% 9.2% Plus: other costs of revenue ,126,701 ,124,194 67,092 61,189 Variable contribution $,371,580 $,331,760 $,199,429 $,170,450 Variable contribution margin 0.14299999999999999 0.14034523676067151 0.13900000000000001 0.14070694404659798 (1) Includes costs of revenue incurred related to internally developed software including ASC 350-40 amortization, implementation costs, hosting costs and other support costs utilized to support the Company’s independent commission sales agents, third party capacity providers, and customers, included as a portion of depreciation and amortization and of selling, general and administrative in the Company's Consolidated Statements of Income. (2) Primarily includes (i) insurance premiums paid for commercial auto liability, general liability, cargo and other lines of coverage related to the transportation of freight; (ii) the related cost of claims incurred under those programs; and (iii) brokerage commissions and other fees incurred relating to the administration of insurance programs available to BCO Independent Contractors that are reinsured by the Company, which are included in selling, general and administrative in the Company’s Consolidated Statements of Income.

Slide header Free Cash Flow with Stock Purchases and Dividends Dollars and Shares in Millions 5 – Y E A R S U M M A R Y Cash Flow Item 2021 2022 2023 2024 2025 Cash flow from operations $ 277 $ 623 $ 394 $ 287 $ 225 Cash capital expenditures $ 24 $ 26 $ 26 $ 31 $ 10 Free cash flow $ 253 $ 597 $ 368 $ 256 $ 215 Share repurchases $ 123 $ 286 $ 54 $ 81 $ 180 Dividends paid $ 112 $ 116 $ 117 $ 120 $ 125 Common share count(1) 37.7 35.9 35.7 35.3 34.1 Common share count as of the end of the applicable period.

Slide header DOT Accident (1) Frequency per Million Miles Traveled by BCOs 5 – Y E A R S U M M A R Y A “DOT Accident” is defined, consistent with U.S. 49 CFR 390.5T, as an occurrence involving a commercial motor vehicle operating on a highway in interstate or intrastate commerce that results in a fatality, a bodily injury to a person who, as a result of the injury, immediately receives medical treatment away from the scene of the accident, or one or more motor vehicles incurring disabling damage as a result of the accident, requiring the motor vehicle(s) to be transported away from the scene by a tow truck or by other motor vehicle, but does not include an occurrence involving only boarding and alighting from a stationary motor vehicle or an occurrence involving only the loading or unloading of cargo.

AI Effort: AI Task Force Benefit: Accelerate the automation of routine agent & BCO workflows Unlock Growth Network Retention Improve Communications Enhance Decision Making Identify and Reduce Risk Improve Productivity Accelerate Workflow Automation Recruit, retain & grow network through enhanced technology AI Effort: BCO Retention Benefit: Targeted support for at risk BCOs AI Effort: AI agents embedded within agent portal; AI Task Force Benefit: Raise agent & BCO revenue thresholds through enhanced tools AI Effort: AI-Enhanced Fraud Detection Tool Benefit: Technology enhanced vetting to minimize fraudulent activity AI Effort: Pricing Tool; AI agents embedded within agent portal Benefit: Improve insights and decision support AI Effort: AI-Enabled Call Center; AI Task Force Benefit: Reduced network friction Improve productivity and unlock Agent & BCO growth Attract & retain Agents & BCOs Strengthen reputation as the leader in Safety, Security and Service AI For The Landstar Network of Entrepreneurs In-flight AI Efforts AI related projects account for half of Landstar’s 2026 IT capital budget

AI Effort: AI-Enabled Contact Center; AI agents: AI Task Force Benefits: Synchronize agent, BCO and corporate workflows & communication Strengthen Brand Leverage Financial Strength Network Retention Enhance Decision Making Identify Risk Improve Productivity Improve Network Integration Grow network through enhanced support AI Effort: ERP; AI Enhanced Credit Benefit: Improve decision making AI Effort: AI-Enabled Contact Center; Microsoft Copilot corporate roll-out Benefit: Optimize internal resources, focus on higher value problem solving AI Effort: AI-Enhanced Fraud Detection Tool Benefit: Enhanced analytical tools to minimize fraudulent activity AI Effort AI-Enabled Contact Center Benefit: Improve network support & access to information AI Effort: BCO Retention Tool Benefit: Improve toolkit to aid BCO retention Improve the experience for all Landstar Network stakeholders Optimize the deployment of resources Minimize risk and reduce friction throughout the Landstar Network AI For Landstar Corporate In-flight AI Efforts

Date Landstar System, Inc. Earnings Conference Call 2Q 2026